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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number

817-00879

THE MEXICO FUND, INC.

(Exact name of registrant as specified in charter)

1775 I STREET, N.W.,

WASHINGTON, DC 20006-2401

(Address of principal executive offices) (Zip code)

José Luis Gómez Pimienta

77 ARISTOTELES STREET, 3RD FLOOR

POLANCO D.F. 11560 MEXICO

(Name and address of agent for service)

Copies to:

Sander M. Bieber

Dechert LLP

1775 I STREET, N.W.

WASHINGTON, DC 20006-2401

Registrant’s telephone number, including area code: 202-261-7941

Date of fiscal year end: October 31, 2004

Date of reporting period: April 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

A copy of the Registrant’s Semi-Annual Report to Stockholders for the period ending April 30, 2004 transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is provided below.

The Mexico Fund, Inc.

Directors:

Juan Gallardo T. — Chairman

Philip Caldwell

José Luis Gómez Pimienta

Claudio X. González

Robert L. Knauss

Jaime Serra Puche

Emilio Carrillo Gamboa

Officers:

José Luis Gómez Pimienta — President

Samuel García-Cuéllar — Secretary

Alberto Osorio — Treasurer

Carlos H. Woodworth — Corporate Governance Vice President, Chief Compliance Officer

Eduardo Solano — Investor Relations Vice President

Sander M. Bieber — Assistant Secretary

Investment Adviser —

Impulsora del Fondo México, S.A. de C.V.

Custodian —

BBVA Bancomer, S.A.

Comerica Bank

Transfer Agent and Registrar —

American Stock Transfer & Trust Company

Counsel —

Dechert LLP

Creel, García-Cuéllar y Müggenburg, S.C.

This report, including the financial statements herein, is transmitted to shareholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

The Mexico Fund, Inc.

Semi-Annual Report

April 30, 2004

(Unaudited)

www.themexicofund.com

The Mexico Fund, Inc.

Semi-Annual Report

April 30, 2004

Highlights

•	The Fund’s second quarter of fiscal 2004 ended April 30, 2004.

•	During this period, the Fund’s market price and net asset value (NAV) per share increased 23.5% and 19.8%, respectively, while the IFCG Mexico and IPC indices increased 22.0% and 19.5%, respectively.

•	At the end of April 2004, the discount between the Fund’s market price and NAV per share was 8.8%.

•	The Mexican economy shows signs of recovery, as gross domestic product (GDP) increased 3.7% during the first quarter of 2004, following a 2.0% growth achieved during the last quarter of 2003.

•	The Fund expects to commence its next periodic repurchase offer in July 2004. Participation in the Fund’s in-kind periodic repurchase offers is not mandatory. The repurchase offers are not part of a plan to liquidate the Fund and its shares continue to be traded on the New York Stock Exchange (NYSE) during these periods.

•	The Fund held its annual stockholders’ meeting on March 10, 2004 at 1 p.m. New York City Time at 30 Rockefeller Plaza, 23rd Floor, New York, New York 10112. At the meeting, each of Messrs. Claudio González, José Luis Gómez Pimienta and Robert Knauss were re-elected as Directors of the Fund.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The Mexico Fund, Inc.

To Our Stockholders:

We are pleased to present to you the Fund’s 2004 Semi-Annual Report. During the first half of this fiscal year, your Fund continued implementing an investment strategy focused on attractive and growth-oriented small- and mid-capitalization companies, which, together with the recovery of the Mexican economy, has resulted in positive returns for our stockholders. In this report, we summarize the period’s prevailing economic and market conditions in Mexico and outline the Fund’s investment strategy and resulting performance. We hope you find this report to be useful and informative.

Economic Environment

The Mexican economy shows signs of recovery. According to official sources, Mexico’s gross domestic product (GDP) increased 3.7% during the first quarter of 2004 compared with the same period of 2003, the highest quarterly growth rate registered during the administration of President Vicente Fox. During the first three months of 2004, the most dynamic sectors of the economy were transportation, up 9.5%; mining, up 6.4%; construction, up 4.9%; the primary sector, composed of agriculture, fishery and livestock, up 4.6%; financial, up 4.3%; and commerce, restaurants and hotels, up 3.8%. The manufacturing industry increased 2.8%, and personal services 1.0%. Economists surveyed by the Mexican Central Bank estimate that the GDP will increase 3.3% during 2004 and 3.7% during 2005, and also believe further economic expansion could be stimulated depending on the passage of certain structural reforms proposed by the Executive Branch.

Mexico’s inflation rate remains in accordance with estimates made by the Central Bank; it registered 4.2% for the year ended April 30, 2004, compared with 4.0% at the end of 2003. For the end of this year, the Central Bank has announced a target inflation rate of 3%, ±1% as a margin of error to accommodate external factors. In the meantime, the Central Bank decided to further restrict its monetary policy to mitigate the effect of certain inflationary pressures. Domestic interest rates responded to the slight increase in inflation levels and increased from 4.9% at the end of October 2003 to 6.0% at the end of April 2004. Analysts estimate that inflation and interest rates will end this year at 4.1% and 6.8%, respectively.

The Mexican currency market has performed in a volatile manner, similar to the behavior observed by international financial markets. Some of the most important factors that generated this performance were the increase of international oil prices resulting from the post-war events at Iraq and the potential increase of US interest rates. The exchange rate of the Mexico peso against the US dollar increased 3% during the first half of fiscal 2004, from Ps. 11.05 to Ps. 11.41.

According to figures published by Mexican authorities, Mexico’s trade balance registered a deficit of $906 million during the first five months of 2004. Total exports increased 10.5% to $58.2 billion, with oil exports increasing 2.9% and non-oil exports increasing 10.6%. At the same time, total imports increased 10.4% to $59.1 billion, with consumer good imports growing by 7.2%, intermediate good by 11.7% and capital good imports by 5.7%. Mexico continues to be the second largest trade partner of the United States after Canada. According to figures published by the U.S. Census Bureau, during the first quarter of 2004, total trade between Mexico and the United States amounted to $62.3 billion, with a trade balance surplus for Mexico of $10.4 billion. It is important to mention the recent significant growth of total trade levels between the United States and China, which amounted to $48.2 billion during the same period, and that has resulted in the largest trade deficit of $30.2 billion for the United States with a single country.

Mexico’s sovereign debt risk, measured by the difference between the yields paid by public sector debt instruments traded abroad and that of US treasury bills, declined to a historical minimum level of 166 basis points during the third week of April 2004. Another significant event has been the regular placements of Mexico’s 20-year government bonds at fixed interest rates. These events reflect the positive sentiment of international investors towards Mexican debt instruments as a result of optimistic expectations about the Mexican economic environment.

In April 2004, the Mexican authorities approved changes to the investment regime applicable to the private pension funds of Mexico (Afores). It is anticipated that by mid-December of this year, up to 15% of the Afores’ assets may be invested in capital-protected equity-indexed notes and directly in the equity market for hedging purposes. Total assets managed by the Afores today amount to around $40 billion. Investments by Afores into equity securities may have a positive effect on the equity market and could be the beginning of a trend by the Afores towards additional exposure to the Mexican equity market.

Fund’s Performance & Portfolio Strategy

During the first half of this fiscal year, the Fund’s market price and NAV per share increased 23.5% and 19.8%, respectively, while the IFCG Mexico and IPC indices increased 22.0% and 19.5%, respectively. This positive Fund performance was mostly the result of a combination of the recovery of Mexican economic activity and the Fund’s investment strategy to invest significant portions of the Fund’s assets in attractive and growth-oriented small- and medium-capitalization companies. Examples of the implementation of this strategy are the Fund’s investments in Corporación Geo (4.8% of Fund assets), Consorcio ARA (3.4% of Fund assets) and Sare Holdings (1.0% of Fund assets), three companies dedicated mostly to the construction of affordable middle-income housing. Some of the companies that most contributed to the increase in the Fund’s NAV during this period were: América Móvil and América Telecom, two related telecommunications companies whose market prices increased 42% and 59%, respectively, which together represented 17.4% of Fund assets; and Grupo México, a mining company whose market price increased 67% and represented 3.8% of Fund assets. The Adviser will continue seeking similar attractive investment opportunities in its efforts to provide the Fund with the best possible relative performance against its benchmarks.

The discount between the Fund’s market price and NAV ended April 2004 at 8.8%, compared with 11.5% at the end of fiscal 2003. The Board of Directors continues to monitor closely the Fund’s discount levels and believes that the implementation of periodic in-kind repurchase offers continues to be the best available alternative to contain the discount and allow stockholders the opportunity to have additional liquidity at a price near the NAV per share. The total volume of Fund shares traded during this six-month period was 3.4 million, compared with 14.8 million shares outstanding. At the end of this period, the Fund’s net assets amounted to $301.75 million.

Annual Stockholders’ Meeting

The Fund held its annual stockholders’ meeting on March 10, 2004 at 1 p.m. New York City Time at 30 Rockefeller Plaza, 23rd Floor, New York, New York 10112. The stockholders of the Fund re-elected the Fund’s director nominees, Messrs. Claudio González, José Luis Gómez Pimienta and Robert Knauss.

A total of 12,654,283 Fund shares were present at the meeting, constituting a quorum of 85.72%. The results of the meeting were as follows:

Election of Directors

	For	% of outstanding	% of voted	Withhold	% of outstanding	% of voted
Claudio X. González	12,419,217	84.12%	98.14%	235,066	1.59%	1.86%
José Luis Gómez Pimienta	12,395,113	83.96%	97.95%	259,170	1.79%	2.05%
Robert L. Knauss	12,408,442	84.05%	98.06%	254,841	1.73%	2.01%

Concentration Policy

The Fund has adopted a concentration policy that permits it to concentrate its investments in any industry or group of industries in the IPC Index (or any successor or comparable index as determined by the Board of Directors to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the IPC Index; provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%.

At the end of April 2004, the only industry group that represented 20% or more of the value of the securities included in the IPC Index is the communications industry group. This industry includes local, long-distance, and cellular telephone companies, as well as broadcast and media companies. Approximately 86.5% of this industry group is comprised of stocks of telecommunications companies. At the end of April 2004, 30.6% of the Fund’s net assets were invested in this industry group. This is compared with the communications industry group’s weighting of approximately 43.8% of the IPC Index. The Fund’s Investment Adviser will continue to evaluate the concentration in this industry and may choose not to concentrate in this industry group in the future or to concentrate in other industries subject to the concentration policy described above.

Periodic Repurchase Offer Authority

On March 6, 2002, the Fund announced the Board’s approval of a policy to conduct periodic in-kind repurchase offers at no less than 98% of NAV for up to 100% of the Fund’s outstanding shares. This policy is intended to provide additional liquidity to Fund shares and to reduce the discount at which Fund shares have been trading on the NYSE. Under this policy which was approved by stockholders and is the subject of exemptive relief granted by the Securities and Exchange Commission, the Fund offers to repurchase no less than five percent of the Fund’s outstanding shares each fiscal year, based on the number of shares outstanding at the beginning of the fiscal year. Repurchase offers are in-kind and conducted at least once each fiscal year, but not more frequently than quarterly, and are for between one and one hundred percent of the Fund’s outstanding shares. The Board can set or reset the periodic interval between repurchase offers at three, six or 12 months.

The Fund is expected to commence its next in-kind repurchase offer in July 2004.

The repurchase offers are not part of a plan to liquidate the Fund. Stockholder participation in the repurchase offers is not mandatory as stockholders can continue to purchase and sell Fund shares in cash transactions on the NYSE. The Fund continues to provide a convenient professionally managed vehicle for investing in Mexico.

Proxy Voting

Information will be available about how the Fund voted proxies during the twelve-month period ending June 30, 2004, without charge, upon request,

by calling collect Mr. Eduardo Solano, the Fund’s Investor Relations Vice President, at (52 55) 5280-3247, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET) and on the SEC’s website at http://www.sec.gov no later than August 31, 2004. The Fund’s proxy voting policy and the Fund’s Investment Adviser’s proxy voting policy is available without charge, upon request, by calling Eduardo Solano at (52 55) 5280-3247, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET), and on the Fund’s web site at www.themexicofund.com under the heading “Corporate Governance”.

Investor Relations

The Fund’s web site presents the Fund’s market price and NAV per share on a same-day basis, the complete history of dividend distributions made by the Fund and provides a downloadable database containing the most important historical figures for the Fund. Documentation of the Fund’s in-kind repurchase offers is available at the web site section titled “Shareholder Information”. The web site section “Insiders’ Filings” provides direct hyperlinks to filings made by Directors and Officers of the Fund and its investment adviser regarding transactions in Fund shares available at the Securities and Exchange Commission’s web site. The Fund also has placed many Fund governance documents on the web site under the section titled “Corporate Governance”, including the Fund’s Articles and By-laws and committee charters.

As part of continuing efforts to minimize Fund expenses and recognizing the increasing use of electronic media, the Monthly Summary Report will no longer be printed and mailed to stockholders, but will continue being published on the Fund’s web site at section “Monthly Report”. Stockholders will receive printed versions of the Fund’s semi- and annual reports. Instead of printing and mailing the first and third quarter reports, the Fund will minimize expenses in this area by publishing the Schedule of Investments and Statement of Assets and Liabilities Financial for the relevant quarter on the web site at section “Quarterly Report”. Stockholders who desire to receive public reports and press releases regarding the Fund electronically upon their dissemination by the Fund should contact the Fund’s Investor Relations Office via e-mail (see address below). We hope that the Fund’s web site is a useful resource for information and we will continue working to improve it.

Stockholders may contact the Adviser via telephone, in Mexico City, at (+52 55) 5282-8900. Please ask for Mr. Eduardo Solano, the Fund’s Investor Relations Vice President. Personnel to answer your questions are regularly available from 10:00 am to 3:00 pm and from 5:00 pm to 7:00 pm ET.

The Fund also offers stockholders and the general public the ability to contact the Fund via e-mail with questions or requests for additional information about the Fund. Please direct your e-mail inquiries to:

Investor Relations Office

investor-relations@themexicofund.com

Information on the Fund’s NAV and market price per share is also published weekly in The Wall Street Journal, The New York Times and other newspapers in a table called “Closed-End Funds”. The Fund’s NYSE trading symbol is MXF.

The Fund’s Dividend Reinvestment Plan and Transfer Agent is:

American Stock Transfer & Trust Company

59 Maiden Lane—Plaza Level

New York, NY 10038

(212) 936-5100

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) provides a convenient way to increase your holdings in the Common Stock of the Fund through the reinvestment of net investment income and capital gain distributions. Under the terms of the Plan, Fund shareholders are automatically enrolled as participants in the Plan. If you do not wish to participate in the Plan, please contact the Plan Agent. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any fractional shares. At a stockholder’s request, the Plan Agent will sell the participant’s shares and remit any proceeds to the participant, net of brokerage commissions. Stockholders who do not participate in the Plan will receive all distributions in cash.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund’s Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be priced at NAV. If on the valuation date, the market price of the Common Stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If your shares are registered or will be registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the stockholder not participated in the Plan.

If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

American Stock Transfer & Trust Company

Attention: Dividend Reinvestment Department

59 Maiden Lane—Plaza Level

New York, NY 10038

(212) 936-5100

Sincerely yours,

José Luis Gómez Pimienta	Juan Gallardo T.
President	Chairman of the Board

June 28, 2004

The Mexico Fund, Inc.

Schedule of Investments as of April 30, 2004 (Unaudited)

Industries		Shares Held	Common Stock (98.03%)	Series	Value (Note 1)	Percent of Net Assets
Cement Industry		3,274,972	Cemex, S.A. de C.V.	CPO	$19,186,026	6.36%
		3,694,100	Grupo Cementos de Chihuahua, S.A de C.V.	*	5,779,468	1.92

					24,965,494	8.28
Communications		5,926,400	América Móvil, S.A. de C.V.	A	10,284,831	3.41
		14,462,800	América Móvil, S.A. de C.V.	L	24,465,308	8.11
	(a)	10,042,400	América Telecom, S.A. de C.V.	A1	17,595,083	5.83
	(a)	9,469,400	Carso Global Telecom, S.A. de C.V.	A1	14,134,424	4.68
		4,179,800	Grupo Televisa, S.A.	CPO	9,085,486	3.01
		5,926,100	Teléfonos de México, S.A. de C.V.	A	10,201,205	3.38
		3,882,800	Teléfonos de México, S.A. de C.V.	L	6,629,411	2.20

					92,395,748	30.62
Construction	(a)	7,500,000	Empresas ICA, Sociedad Controladora, S.A. de C.V.	*	2,379,638	0.79
Financial Groups		2,118,200	Grupo Financiero Banorte, S.A. de C.V.	O	7,500,485	2.49
		7,955,300	Grupo Financiero Inbursa, S.A. de C.V.	O	9,963,910	3.30

					17,464,395	5.79
Food and Beverages	(a)	1,868,200	Coca-Cola Femsa, S.A. de C.V.	L	3,939,671	1.31
		1,459,600	Embotelladoras Arca, S.A. de C.V.	*	2,973,110	0.99
		2,142,799	Fomento Económico Mexicano, S.A. de C.V.	UBD	9,334,237	3.09
		3,857,000	Gruma, S.A. de C.V.	B	6,592,122	2.18
		2,311,000	Grupo Bimbo, S.A. de C.V.	A	4,658,743	1.54
		1,166,500	Grupo Continental, S.A.	*	2,075,495	0.69
		3,501,000	Grupo Modelo, S.A. de C.V.	C	8,763,777	2.90

					38,337,155	12.70
Holding Companies		2,973,700	Alfa, S.A. de C.V.	A	9,755,690	3.23
	(a)	1,981,300	Corporación Interamericana de Entretenimiento, S.A. de C.V.	B	4,080,930	1.35
	(a)	8,835,666	Desc, S.A. de C.V.	B	2,818,913	0.93
		1,454,100	Grupo Carso, S.A. de C.V.	A1	5,317,158	1.76
		4,953,700	Grupo Imsa, S.A. de C.V.	UBC	9,756,045	3.23
	(a)	1,979,500	Grupo Sanborns, S.A. de C.V.	B-1	3,122,979	1.04
		5,178,800	Vitro, S.A.	A	5,596,715	1.86

					40,448,430	13.40
Housing	(a)	3,766,600	Consorcio ARA, S.A. de C.V.	*	10,280,379	3.41
	(a)	2,510,600	Corporación Geo, S.A. de C.V.	B	14,371,371	4.76
	(a)	4,800,000	Sare Holding, S.A. de C.V.	B	2,860,824	0.95

					27,512,574	9.12
Mining Industry	(a)	3,841,251	Grupo México, S.A. de C.V.	B	11,349,388	3.76
Pulp and Paper		1,334,180	Kimberly-Clark de México, S.A. de C.V.	A	3,532,695	1.17
Retail Stores	(a)	996,200	Alsea, S.A. de C.V.	*	1,493,082	0.50
		4,117,700	Controladora Comercial Mexicana, S.A. de C.V.	UBC	4,565,478	1.51
		600,000	Corporativo Fragua, S.A de C.V.	B	1,761,721	0.58
		6,518,142	Wal-Mart de México, S.A. de C.V.	V	19,030,029	6.31

					26,850,310	8.90

The Mexico Fund, Inc.

Schedule of Investments as of April 30, 2004 (Unaudited) — (Continued)

Industries		Shares Held	Common Stock — (Continued)	Series	Value (Note 1)	Percent of Net Assets
Service		3,840,700	Grupo Aeroportuario del Sureste, S.A. de C.V.	B	$7,489,993	2.48%
Steel	(a)	2,340,792	Hylsamex, S.A. de C.V.	CPO	3,069,271	1.02
			Total Common Stock (Identified Cost — $183,020,496)		$295,795,091	98.03%

Securities			Short-Term Securities (2.00%)		Value (Note 1)	Percent of Net Assets
Repurchase Agreements			BBVA Bancomer, S.A., 6.25%, dated 04/30/04, due 05/03/04, repurchase price $6,023,978, collateralized by Bonos del Gobierno Federal. Value of collateral $6,023,978		$6,020,842	2.00%
			Total Short-Term Securities (Identified cost — $6,020,842)		$6,020,842	2.00%
			Total Investments (Identified cost — $189,041,338)		301,815,933	100.03
			Liabilities in Excess of Other Assets		(63,666)	(0.03)

			Net Assets Equivalent to $20.44 per share on 14,763,034 shares of capital stock outstanding (Note 5)		$301,752,267	100.00%

(a)	Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited)

Assets:
Investments:
Securities, at value:
Common stock (identified cost — $183,020,496)	$295,795,091
Short term securities (identified cost — $6,020,842)	6,020,842

Total investments (identified cost — $189,041,338)		$301,815,933
Cash		1,027
Dividends receivable		255,168
Interest receivable		1,045
Prepaid expenses		139,963

Total assets		302,213,136

Liabilities:
Payable to Investment Adviser (Notes 2 and 3)		324,521
Accrued expenses and other liabilities		136,348

Total liabilities		460,869

Net Assets — Equivalent to $20.44 per share on 14,763,034 shares of capital stock outstanding		$301,752,267

Composition of Net Assets:
Common stock		$14,763,034
Additional paid in capital		170,778,805
Accumulated net investment loss		(524,268)
Undistributed net realized gain on investments		4,048,514
Unrealized appreciation of investments and translation of assets and liabilities in foreign currency		112,686,182

		$301,752,267

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Operations (Unaudited)

	For the Six Months Ended April 30, 2004
Net Investment Income:
Income:
Dividends	$1,811,866
Interest	209,502

Total income		$2,021,368
Expenses:
Investment advisory fee	1,457,584
Value-added taxes	251,955
Administrative services	184,057
Legal fees	157,541
Directors’ fees	79,569
Insurance	62,290
Audit and tax fees	57,186
Printing, distribution and mailing of stockholder reports	50,655
Directors’ and Officers’ expenses	45,980
Stockholders’ information	30,260
Custodian fees	25,368
Miscellaneous	24,959
Stock exchange fees	12,432
Transfer agent and dividend disbursement fees	10,500

Operating expenses		2,450,336

Net investment loss		(428,968)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments	15,407,623
Net realized loss from foreign currency transactions	(95,300)

Net realized gain on investments and foreign currency transactions		15,312,323
Increase (decrease) in net unrealized gain on investments and translation of assets and liabilities in foreign currency:
Increase in net unrealized gain on investments	37,551,965
Decrease in net unrealized gain on translation of assets and liabilities in foreign currency	(100,518)

Increase in net unrealized gain on investments and translation of assets and liabilities in foreign currency		37,451,447

Net Increase in Net Assets Resulting from Operations		$52,334,802

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2004 (Unaudited)	For the Year Ended October 31, 2003
Increase (Decrease) in Net Assets:
From Operations
Net investment (loss) income	$(428,968)	$363,543
Net realized gain on investments and foreign currency transactions	15,312,323	15,506,193
Increase in net unrealized gain on investments and translation of assets and liabilities in foreign currency	37,451,447	42,490,950

Net increase in net assets resulting from operations	52,334,802	58,360,686
Dividends to stockholders from net investment income	—	(7,216,888)
Dividends to stockholders from net realized gain on investments	(4,755,251)	(21,347,970)

	47,579,551	29,795,828

From Capital Share Transactions:
Net increase in capital stock (Note 5)	—	14,775,992
Repurchase of stock, at cost (Note 7)	(15,589,528)	(83,573,016)

	(15,589,528)	(68,797,024)

Total increase (decrease) in net assets	31,990,023	(39,001,196)
Net Assets:
Beginning of period	269,762,244	308,763,440

End of period	$301,752,267	$269,762,244

See Notes to Financial Statements.

The Mexico Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2004 (Unaudited)		For the Year Ended October 31,
			2003		2002	2001		2000	1999
Per Share Operating Performance:
Net asset value, beginning of period	$17.36		$15.46		$18.98	$20.84		$19.57	$15.52

Net investment (loss) income (Note 1)	(0.02	)**	0.03	**	0.15 **	0.23	**	0.18 **	0.40
Net gain (loss) on investments and translation of foreign currency (Note 1)	3.41	**	3.63	**	(1.30)**	(2.31	)**	1.10 **	4.10

Total from investments operations	3.39	**	3.66	**	(1.15)**	(2.08	) **	1.28 **	4.50

Less Dividends :
Dividends to stockholders from net investment income	—		(0.45)		(0.13)	(0.13)		(0.19)	(0.45)
Dividends to stockholders from net realized gain on investments	(0.31)		(1.34)		(2.67)	(0.05)		—	—

Total dividends	(0.31)		(1.79)		(2.80)	(0.18)		(0.19)	(0.45)

Capital Share Transactions:
Effect on NAV of stock repurchased	—		0.06		0.43	0.40		0.18	—
Capital charge resulting from issuance of fund shares	—		(0.03)		—	—		—	—

Total capital share transactions	—		0.03		0.43	0.40		0.18	—

Net asset value, end of period	$20.44		$17.36		$15.46	$18.98		$20.84	$19.57

Market value per share, end of period	$18.65		$15.36		$14.58	$16.70		$15.81	$14.31

Total investment return based on market value per share	23.49%		22.49	%***	2.14%	6.64%		11.82%	31.92%
Ratios to Average Net Assets:
Gross Expenses	1.63	%*	1.92%		1.46%	1.07%		0.96%	0.98%
Expenses, net of reimbursement	1.63	%*	1.92%		1.37%	1.07%		0.96%	0.98%
Net investment income, net of expense reimbursement	(0.28	)%*	0.15%		0.83%	1.12%		0.78%	2.14%
Supplemental Data:
Net assets at end of period (in 000’s)	$301,752		$269,762		$308,763	$862,977		$1,022,136	$988,627
Portfolio turnover rate	18.15%		28.99%		43.36%	29.69%		22.27%	6.40%

*	Annualized

**	Amounts were computed based on average shares outstanding during the period.

***	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the last business day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the lower of the net asset value or the closing market price on the registrant’s shares on the dividend/distribution date. If the fiscal 2003 distribution were taken in stock, which was issued at $12.08 per share, the total return would have been 20.99%.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Notes to Financial Statements — April 30, 2004 (Unaudited)

1.	Operations and Significant Accounting Policies:

The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. On October 16, 2000, the Fund received stockholder approval to convert from a diversified to a non-diversified investment company under the 1940 Act. The investment objective of the Fund is to seek long term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Valuation of investments — Investments traded on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last ten minutes of operations in any business day. Short-term securities are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund’s valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value.

Security transactions and investment income — Security transactions are recorded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

Foreign Currency — The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos (“Ps.”) was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at April 30, 2004 was Ps. 11.4093 to $1.00.

The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

Since the net assets of the Fund are determined based on the currency exchange rate and market values at the close of each business day, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange of cash, payment of services or functional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amount actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

Repurchase Agreements — The Fund enters into repurchase agreements with approved institutions. The Fund’s repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and the Fund’s investment advisor monitors the credit standing of repurchase agreement counterparties. It is the Fund’s policy that the fair value of the collateral is at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Realized gains and losses on investments — Realized gains and losses on investments are determined on the identified cost basis.

Taxes — No provision has been made for U.S. income or excise taxes for the six months ended April 30, 2004, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the “Code”), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its stockholders.

Dividends to stockholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment income as reflected in the accompanying financial statements, is presented in accordance with accounting principles generally accepted in the United States. Net realized gains from security transactions, are distributed annually to stockholders.

The Fund is subject to Mexican withholding taxes in accordance with the Mexican Income Tax Law and with the provisions included in the treaty to avoid double taxation signed between Mexico and the United States, on specific sources of income. Such taxes will be applied to the stockholders upon payment of dividends by the Fund.

The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund.

Dividends to stockholders — Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to stockholders maybe subject to Mexican withholding taxes.

Risks of Investment in Mexican Securities — Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets, (2) currency fluctuations; (3) higher rates of inflation and domestic interest rates and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

2.	Investment Advisory Agreement:

The Fund has a management contract with Impulsora del Fondo México, S.A. de C.V. (the “Adviser”), a Mexican corporation registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund’s stated investment policies. Prior to April 29, 2003, the Fund paid to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million. On April 28, 2003, Fund stockholders approved a modification in the fee structure of the contract with the Adviser. Accordingly, starting April 29, 2003, the Fund pays to the Adviser a monthly fee at the annual rate of 1.00% on the first $200 million of average daily net assets, 0.90% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

3.	Administrative Services Agreement:

Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other administrative activities, the determination and publication of the net asset value of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The term of this agreement was renewed by the Board of Directors through March 31, 2005. The Fund pays to the Adviser a monthly fee at the annual rate of 0.07% of average daily net assets, with a minimum amount of $350,000. Beginning with the Stock Repurchase Program that commenced on October 10, 2002, the Adviser receives a fee of $75,000 per every repurchase offer made by the Fund under the program.

4.	Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2004 were as follows:

Purchases
Common Stock	$52,625,089

Total Purchases	$52,625,089

Proceeds from Investments Sold
Common Stock	$74,637,821

Total Sales	$74,637,821

Included in proceeds from investments sold is $14,666,670 representing the value of securities disposed of in payment of redemptions in-kind, resulting in realized gains of $5,904,689. Pursuant to a ruling order from the Internal Revenue Service, obtained by the Fund, these gains are not recognized by the Fund for tax purposes. As a result, net realized gains differ for financial statement and tax purposes. These realized gains have been reclassed from undistributed realized gains on investments to additional paid in capital in the accompanying financial statements.

5.	Capital Stock:

At April 30, 2004, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 14,763,034 shares were outstanding.

The Fund offers a Dividend Reinvestment Plan (“Plan”) to its stockholders. Fund stockholders are automatically enrolled as participants in the Plan unless they notify the Fund’s transfer agent otherwise.

On December 5, 2002, the Board of Directors declared a stock dividend of $28,564,858. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some stockholders selected the stock dividend, therefore on January 28, 2003, the Company issued 1,223,179 shares, which amounted to $14,775,992.

6.	Distributions to Stockholders:

As of April 30, 2004, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated net realized gain on investments	$9,110,326
Accumulated net investment income	254,792
Unrealized appreciation	106,845,310

Total accumulated earnings	$116,210,428

At April 30, 2004, the cost of investments for federal income tax purposes was $188,861,362. Gross unrealized appreciation of investments was $108,552,069 and gross unrealized depreciation of investments was $1,618,340 resulting in net unrealized appreciation on investments of $106,933,729, excluding foreign currency transactions. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to different book and tax treatment on corporate reorganizations to securities held by the Fund.

7.	Stock Repurchase Program:

On March 6, 2002, the Board of Directors of the Fund announced a policy contemplating “in-kind” repurchase offers at 98% of net asset value for up to 100% of the Fund’s outstanding shares.

The repurchases carried out by the Fund during the year ended October 31, 2003 and for the six months ended April 30, 2004 were as follows:

An offer for up to 100% of the Fund’s outstanding shares commenced on October 10, 2002 and expired on October 31, 2002. The amount paid for redeemed shares was 98% of the Fund’s net asset value on November 14, 2002, was paid on November 19, 2002 and was recorded in November for financial statements purposes. A total of 4,037,736 shares participated in the offer, equivalent to a total repurchase price of $60,478,026, including $250,000 of expenses related to the offer.

The next offer was limited to 5% of the Fund’s outstanding shares, commenced on December 3, 2002 and expired on January 22, 2003. The amount paid for redeemed shares was 98% of the Fund’s net asset value on January 29, 2003 and was paid on February 3, 2003. A total of 1,171,565 shares participated in the offer, of which 796,569 were repurchased by the Fund equivalent to a total repurchase price of $9,923,807, including $210,964 of expenses related to the offer.

The next offer was limited to 5% of the Fund’s outstanding shares, commenced on June 30, 2003 and expired on July 21, 2003. The amount paid for redeemed shares was 98% of the Fund’s net asset value on July 24, 2003 and was paid on July 29, 2003. A total of 1,601,423 shares participated in the offer, of which 817,896 were repurchased by the Fund equivalent to a total repurchase price of $13,171,183, including $263,363 of expenses related to the offer.

The next offer was limited to 5% of the Fund’s outstanding shares, commenced on December 19, 2003 and expired on January 13, 2004. The amount paid for redeemed shares was 98% of the Fund’s net asset value on January 20, 2004 and was paid on January 27, 2004. A total of 1,765,196 shares participated in the offer, of which 777,001 were repurchased by the Fund equivalent to a total repurchase price of $15,589,528, including $235,000 of expenses related to the offer.

8.	Investments:

Certain members of the Board of Directors of the Fund are also members of Boards of Directors of certain companies held in the Fund’s portfolio.

THE MEXICO FUND, INC.

PRIVACY POLICY

The Mexico Fund, Inc. appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law.

We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

Collection of Information

We collect Information about you from the following sources:

Information we receive from you on applications or other forms;

Information about your transactions with us, and

Information, if any, we receive from a consumer reporting agency.

Disclosure of Information

We do not disclose any Information about our customers or former customers to third parties, except as permitted by law. We may disclose all of the Information we collect, as described above, to companies that perform Fund accounting and/or marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

Access to Information

We restrict access to your Information except to the extent necessary to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your Information.

Our privacy policy applies only to those individual investors who have a direct customer relationship with us. If you are an individual stockholder of record of the Fund, we consider you to be a customer of the Fund. Stockholders purchasing or owning shares of the Fund through their bank, broker or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policies may apply to you and the Fund’s may not.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrant.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable. The Schedule of Investments is included in the Semi-Annual Report to Stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

	(a)	(b)	(c)	(d)
Period from November 1, 2003 to April 30, 2004	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month # 1 November 1, 2003 to November 30, 2003	0	0	0	0
Month # 2 December 1, 2003 to December 31, 2003	0	0	0	0
Month # 3 January 1, 2004 to January 31, 2004	777,001	20.06	777,001	(A	)
Month # 4 February 1, 2004 to February 29, 2004	0	0	0	0
Month # 5 March 1, 2004 to March 31, 2004	0	0	0	0
Month # 6 April 1, 2004 to April 30, 2004	0	0	0	0

(A)	On December 19, 2003, the Fund offered to repurchase up to 5% of its outstanding shares (777,001) in kind at 98% of the Fund’s NAV as of January 20, 2004. The January 2004 Repurchase Offer expired at 5:00 p.m. on January 13, 2004. This Repurchase Offer is part of a fundamental policy of the Fund adopted pursuant to Rule 23c-3 of the Investment Company Act of 1940 to offer to repurchase in kind at least 5% of the Fund’s outstanding shares on an annual basis. For more information, see the Fund’s Semi-Annual Report in Item 1.

Item 9.	Submission of Matters to Vote of Security Holders.

There has been no material change to the procedures by which stockholders may recommend nominees to the Registrant’s board of directors.

Item 10.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

(b) At the date of filing this Form N-CSR, there have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11.	Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 of the Investment Company Act of 1940, as amended, is filed as Exhibit 99.CERT.

(b) A certification of the principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is included as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MEXICO FUND, INC.

By*	/s/ José Luis Gómez Pimienta
José Luis Gómez Pimienta President and Principal Executive Officer

Date: July 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/s/ José Luis Gómez Pimienta
José Luis Gómez Pimienta President and Principal Executive Officer

Date: July 8, 2004

By*	/s/ Alberto Osorio
Alberto Osorio Treasurer and Principal Financial Officer

Date: July 8, 2004

*	Print the name and title of each signing officer under his or her signature.